Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 dated as of September 1, 2015 (this “Amendment”), in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement dated as of April 22, 2015 (as amended by that certain First Amendment to Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated as of July 24, 2015, and as it may be further amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”), among Owens-Illinois Group, Inc. (the “Company”), Owens-Brockway Glass Container Inc. (“Owens-Brockway”), ACI Operations Pty. Ltd. (“ACI”), OI European Group B.V. (“OIEG”), OI Europe Sàrl (“OI Europe”), O-I Canada Corp. (“O-I Canada”, and together with Owens-Brockway, ACI, OIEG and OI Europe, the “Borrowers”), Owens-Illinois General Inc. (the “Borrowers’ Agent”), each other loan party party thereto from time to time, Deutsche Bank AG New York Branch as administrative agent and collateral agent (the “Administrative Agent”) and each lender from time to time party thereto (the “Lenders”) (capitalized terms not otherwise defined in this Amendment have the same meanings assigned thereto in the Credit Agreement or, if not defined therein, the Credit Agreement as amended hereby).

The parties hereto desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.                                          Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Second Amendment Effective Date (as defined below), refer to the Credit Agreement as amended hereby.  This Amendment is a Loan Document.

Section 2.                                          Amendment to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 The following additional new definition shall be inserted into Section 1.1 in the appropriate alphabetical order:

“‘First Amendment’ means the First Amendment to Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated as of July 24, 2015, by and among the Company, the Borrowers, the Borrowers’ Agent, the Administrative Agent and the Lenders party thereto.”;

(b)                                 The following additional new definition shall be inserted into Section 1.1 in the appropriate alphabetical order:

“‘Second Amendment’ means the Second Amendment to Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated as of September 1, 2015, by and among the Company, the Borrowers, the Borrowers’ Agent, the Administrative Agent and the Lenders party thereto.”;

(c)                                  The following additional new definition shall be inserted into Section 1.1 in the appropriate alphabetical order:

“‘Second Amendment Effective Date’ has the meaning assigned to that term in the Second Amendment”; and

(d)                                 Clause (A) of Section 2.9(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(A) $1,250,000,000 (or the Dollar Equivalent thereof in an Alternative Currency at the time of funding provided such amount shall increase by $1,250,000,000 on the Second Amendment

Effective Date) minus the total amount of Accordion-Reducing Permitted Secured Debt incurred through such date or”.

Section 3.                                          Ratification and Reaffirmation.  Each of the Borrowers, the Borrowers’ Agent and the Company hereby ratifies and reaffirms the Obligations, the Credit Agreement, each of the other Loan Documents to which it is a party and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement and the other Loan Documents to which it is a party.

Section 4.                                          Representations of Borrowers’ Agent.  Each of the Borrowers, the Borrowers’ Agent and the Company hereby represents and warrants that, immediately prior to and immediately after giving effect to this Amendment:

(a)                                 the execution, delivery and performance by it of this Amendment does not (i) violate any provision of law applicable to it, the Organic Documents of it, or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any Contractual Obligation of it, (iii) result in or require the creation or imposition of any Lien (other than Liens in favor of the Collateral Agent) upon any of the properties or assets of it or (iv) require any approval of stockholders or any approval or consent of any Person under any material Contractual Obligation of it, other than those approvals and consents which have been obtained; and

(b)                                 it has all requisite organizational power and authority to enter into this Amendment and the execution, delivery and performance by it of this Amendment has been duly authorized by all necessary organizational action by it. Each of the Borrowers, the Borrowers’ Agent and the Company has duly executed and delivered this Amendment, and this Amendment and each other Loan Document to which it is a party constitutes the legally valid and binding obligations of it, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(c)                                  each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the Second Amendment Effective Date (both immediately before and after giving effect to this Amendment) (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date); and

(d)                                 no Unmatured Event of Default and no Event of Default shall have occurred and be continuing.

Section 5.                                          Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.                                          Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

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Section 7.                                          Effectiveness.  This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received from the Borrowers, the Borrowers’ Agent, the Company, the Administrative Agent and the Requisite Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

OWENS-ILLINOIS GROUP, INC.

By:	/s/	James W. Baehren
Name:		James W. Baehren
Title:		Vice President

OWENS-BROCKWAY GLASS CONTAINER INC., as a Borrower

By:	/s/	James W. Baehren
Name:		James W. Baehren
Title:		Vice President

ACI OPERATIONS PTY. LTD., as a Borrower

By:	/s/	James W. Baehren
Name:		James W. Baehren
Title:		Authorized Signatory

O-I CANADA CORP., as a Borrower

By:	/s/	James W. Baehren
Name:		James W. Baehren
Title:		Secretary

OI EUROPEAN GROUP B.V., as a Borrower

By:	/s/	James W. Baehren
Name:		James W. Baehren
Title:		Attorney-in-Fact

OI EUROPE SARL, as a Borrower

By:	/s/	James W. Baehren
Name:		James W. Baehren
Title:		Attorney-in-Fact

[SIGNATURE PAGE TO OWENS-ILLINOIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

OWENS-ILLINOIS GENERAL INC., as Borrowers’ Agent.

By:	/s/	James W. Baehren
Name:		James W. Baehren
Title:		Vice President

[SIGNATURE PAGE TO OWENS-ILLINOIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

The Administrative Agent
DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/	Peter Cucchiara
Name:		Peter Cucchiara
Title:		Vice President

By:	/s/	Marcus M. Tarkington
Name:		Marcus M. Tarkington
Title:		Director

[SIGNATURE PAGE TO OWENS-ILLINOIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

[Lender Signature Pages]

On file with the Administrative Agent

[SIGNATURE PAGE TO OWENS-ILLINOIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]